UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2024

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 685-1260

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $11.50 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 24, 2024, the Company issued a press release announcing that it has asked for an inquiry to the Nasdaq Stock Market LLC and with the applicable regulatory organizations in Texas, Florida and Louisiana, to bring to their attention potential market manipulation of the Company’s common stock, primarily in the form of naked short selling. This action is further detailed below and a copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On June 24, 2024, the Company sent letters to the Nasdaq Stock Market LLC and to the applicable state securities regulatory organizations in Texas, Florida and Louisiana, to bring to their attention potential market manipulation of the Company’s common stock, primarily in the form of naked short selling. The Company has reviewed its list of Non-Objective Beneficial Owners (the “NOBO List”) and Objecting Beneficial Owners List (the “OBO List”). The combination of the NOBO List and OBO List should approximate the total number of non-restricted shares available to trade in the market for the Company. Unfortunately, the number of shares on the OBO List and NOBO List exceeds the total float (public shares) of the Company’s common stock by a significant percentage. The Company believes this is an indication of the presence of “naked” shorting where institutional investors are utilizing this illegal activity. Copies of these letters are being furnished as Exhibits 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K. This inquiry is being led by Erich Spangenberg, a member of the Board of Directors and the Company’s largest shareholder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Spectral AI, dated June 24, 2024.
99.2	Letter from Spectral AI to the Attorney General of the State of Florida, dated June 24, 2024.
99.3	Letter from Spectral AI to the Texas State Securities Board, dated June 24, 2024.
99.4	Letter from Spectral AI to the Louisiana Office of Financial Institutions, dated June 24, 2024.
99.5	Letter from Spectral AI to the Nasdaq Inc., dated June 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2024

SPECTRAL AI, INC.

By:	/s/ Peter M. Carlson
Name:	Peter M. Carlson
Title:	Chief Executive Officer

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